SCHEDULE 14A
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement    |_| Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))

|_|  Definitive Proxy Statement

|X|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

         Meridian Healthcare Growth and Income Fund Limited Partnership
                  (Name of Registrant as Specified In Charter)

       -------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|  |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:   N/A

     (2) Aggregate number of securities to which transaction applies:  N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

|_|  Fee paid previously with preliminary materials: N/A

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:    N/A

     (2) Form, Schedule or Registration Statement No.:        N/A

     (3) Filing Party:     N/A

     (4) Date Filed:       N/A

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                   MERIDIAN HEALTHCARE GROWTH AND INCOME FUND
                               LIMITED PARTNERSHIP

                                 August 5, 2005


Dear Investor:

     As you know, Meridian Healthcare Growth and Income Fund Limited Partnership (the "Fund") has previously solicited your consent to three proposals including the sale of all, or substantially all, of the Fund's assets and the subsequent liquidation, dissolution and winding up of the Fund (the "Solicitation"). On July 22, 2005 certain entities controlled by MacKenzie Patterson Fuller, Inc. made a tender offer to purchase for cash up to 100% of the outstanding units of the Fund at a purchase price of $23 per unit upon the terms and subject to the conditions set forth in the tender offer. On July 28, 2005 the Fund extended the Expiration Date of the Solicitation to August 19, 2005 in order to provide unitholders sufficient time to consider the Solicitation in light of the tender offer.

     As required by the Securities Exchange Act of 1934, as amended, today the Fund filed a Schedule 14D-9 with the SEC. In this document, the Fund advised unitholders that it is expressing no opinion, is remaining neutral, and makes no recommendation as to whether unitholders should tender their units pursuant to the tender offer. As described more fully in the Fund's Schedule 14D-9, the Fund believes that each unitholder must make his, her or its own decision whether to accept or reject the tender offer.

     The Fund believes that the sale to Formation Capital and the related transactions described in the Solicitation remain in the best interests of any unitholders choosing not to tender their units. Accordingly, the Fund is not changing its recommendation with respect to the Solicitation and urges any unitholders not tendering their units pursuant to the tender offer, who have not already done so, to submit a consent form approving the Solicitation.

     Unitholders are advised that consents that have been submitted may be revoked at any time prior to the Expiration Date in accordance with the procedures set forth in the Solicitation Statement. Additionally, pursuant to the procedures set forth in the Solicitation Statement, only the latest-dated, properly completed, signed and delivered consent form not properly revoked prior to the Expiration Date from each unitholder will be given effect in tabulating the number of affirmative votes for the approval of each of the proposals in the Solicitation. Enclosed for your convenience is an additional consent form.

     If you have any questions or would like copies of this or any prior materials please feel free to contact Robert Huether, Asset Manager, or Yolanda Harris, Investor Services coordinator, at 300 East Lombard Street, Suite 1200, Baltimore, Maryland 21202, telephone number (410) 727-4083; facsimile number
(410) 625-2694.

Sincerely,

BROWN HEALTHCARE, INC.
Administrative General Partner

/s/  Timothy M. Gisriel

Timothy M. Gisriel
Treasurer

Enclosures




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Where You Can Find Additional Information About the Proposed Sale of the Fund's
Skilled Nursing Facilities and Subsequent Liquidation

Meridian Healthcare Growth and Income Fund Limited Partnership (the "Fund") has filed a definitive proxy statement concerning the proposed sale of its skilled nursing facilities to FC Properties IV, LLC and subsequent liquidation with the Securities and Exchange Commission ("SEC"). Investors are advised to read the definitive proxy statement related to the proposed transaction and any other relevant documents filed with the SEC because they contain important information related to the transaction. The definitive proxy statement has been mailed to investors of the Fund seeking their approval of the sale of the Fund's skilled nursing facilities, the plan of dissolution, and any other matters presented therein in connection with the proposed transactions. Investors may obtain a free copy of the documents filed by the Fund with the SEC at the SEC's website at http://www.sec.gov. In addition, you may obtain any of the documents filed with the SEC free of charge by requesting them in writing from the Fund, 300 East Lombard Street, Suite 1200, Baltimore, Maryland 21202, Attention: Robert Huether, Asset Manager or Yolanda Harris; Investor Services Coordinator, Telephone Number: (410) 727-4083; Facsimile Number: (410) 625-2694.

Information Concerning Participation in the Fund's Proxy Solicitation

The Fund along with its General Partners and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the investors of the Fund with respect to the proposed transaction. Information regarding the Fund, its General Partners and their respective executive officers and directors is included in the Fund's Form 10-K filed with the SEC for the year ended December 31, 2004. This document is available free of charge at the SEC's website at http://www.sec.gov. Investors may also obtain a copy of this document free of charge by requesting it in writing from the Fund, 300 East Lombard Street, Suite 1200, Baltimore, Maryland 21202, Attention:
Robert Huether, Asset Manager or Yolanda Harris; Investor Services Coordinator, Telephone Number: (410) 727-4083; Facsimile Number: (410) 625-2694. Investors may obtain additional information about the interests of the General Partners and their respective executive officers and directors in the proposed transaction by reviewing the definitive proxy statement related to the transaction when it becomes available.

Forward-Looking Statements

This letter contains forward-looking statements, including statements related to the potential sale of the Fund's skilled nursing facilities and subsequent dissolution. These statements are based on the General Partners' current expectations and information currently available to them and are believed to be reasonable and are made in good faith. However, the forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in the statements. Factors that may make the actual results differ from anticipated results include, but are not limited to, those factors set forth in the Fund's Form 10-K, Form 10-Q and its other filings with the SEC; the possibility that the proposed sale of the Fund's skilled nursing facilities and subsequent dissolution may not ultimately occur for any number of reasons, such as our not obtaining investor approval of the sale or related matters, or the failure to occur of one or more of the conditions to the parties' obligations under the Asset Purchase Agreement; that the amount of the net sales proceeds from the sale of the Fund's skilled nursing facilities ultimately available for distribution to investors is not assured; that the demand for or regulation of the type of skilled nursing services provided by the Fund's facilities may change in a way that adversely affects the value of the facilities, and, that other factors that affect the skilled nursing facility business generally including, but not limited to, economic, political, governmental and technological factors, all of which are difficult to predict and some of which are beyond the Fund's control. For these reasons, you should not rely on these forward-looking statements when making investment decisions. The Fund does not undertake any obligation to update publicly any forward-looking statement, either as a result of new information, future events or otherwise.